                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:   MOLTEN METAL TECHNOLOGY, INC.                    CASE NO.: 97-21385-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                              3/31/98


COMES NOW,   MOLTEN METAL TECHNOLOGY, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 3/1/98 and ending 3/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

        X   Monthly Reporting Questionnaire (Attachment 1)
      -----

        X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
      -----

        X   Summary of Accounts Receivable (Form OPR-3)
      -----

        X   Schedule of Post-Petition Liabilities (Form OPR-4)
      -----

        X   Income Statement (Form OPR-5)
      -----

        X   Statement of Sources and Uses of Cash (Form OPR-6)
      -----


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  4/29/98           DEBTOR-IN-POSSESSION
       ------
                         By:           /S/ F. GORDON BITTER
                                       ------------------------------
                         Name & Title: F. Gordon Bitter, CEO & CFO
                                       Molten Metal Technology, Inc.
                                       421 Currant Road
                                       Fall River, MA  02720
                                       Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS


IN RE:   MOLTEN METAL TECHNOLOGY, INC.                    CASE NO.: 97-21385-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:


     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98



                                                 FILING         MONTH         MONTH          MONTH         MONTH
                                                  DATE          ENDED         ENDED          ENDED         ENDED
                                                 12/3/97       12/31/97      1/31/98        2/28/98       3/31/98
                                               ----------   ----------     ----------     ----------   ----------
ASSETS

CURRENT ASSETS

Cash                                            4,893,869    6,713,407      4,953,236      4,072,063      474,472
Other negotiable instruments (i.e.  CD's,
         Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)          1,094,993      891,484        451,441        392,839      830,839
Less:   allowance for doubtful accounts
Accounts Receivable-Other                         336,181      662,994        673,987        633,723      627,686
Accounts Receivable-Intercompany
Inventory, at cost                              3,032,515    1,832,965      1,832,965      1,832,965    1,832,965
Prepaid expenses                                2,994,736    3,276,848      3,447,882      3,783,158    3,998,312
Deposits                                          141,546      119,455        181,446        185,611      246,394
Other:
         Investment in Nichimen Joint Venture     433,739      433,739        433,739        433,739      433,739
         Investment in MMT of Tennessee                10           10             10             10           10
         Investment in MMT Federal Holdings         1,000        1,000          1,000          1,000        1,000
         Long Term Notes Receivable             1,806,950    1,806,950      1,806,950      1,806,950    1,806,950
         Restricted Cash Collateral Deposits    3,706,433    3,715,479      3,724,480      3,732,562    4,020,750


                                               ----------   ----------     ----------     ----------   ----------
TOTAL CURRENT ASSETS                           18,441,972   19,454,331     17,507,136     16,874,620   14,273,117
                                               ----------   ----------     ----------     ----------   ----------

PROPERTY, PLANT AND EQUIPMENT, AT COST         86,181,337   86,206,483     86,347,343     86,409,258   86,482,544
Less:  Accumulated Depreciation               (21,105,234) (21,693,189)   (22,282,884)   (22,872,579) (23,421,627)

                                               ----------   ----------     ----------     ----------   ----------
NET PROPERTY, PLANT AND EQUIPMENT              65,076,103   64,513,294     64,064,459     63,536,679   63,060,917
                                               ----------   ----------     ----------     ----------   ----------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
         10% OF "TOTAL ASSETS")
         Intangible Assets                     11,221,338   11,220,787     11,245,697     11,266,969   11,476,242
         Less:  Accumulated Amortization       (1,765,428)  (1,783,197)    (1,801,012)    (1,818,825)  (1,839,916)

                                               ----------   ----------     ----------     ----------   ----------
TOTAL OTHER ASSETS                              9,455,910    9,437,590      9,444,685      9,448,144    9,636,326
                                               ----------   ----------     ----------     ----------   ----------

TOTAL ASSETS                                   92,973,985   93,405,215     91,016,280     89,859,443   86,970,360
                                               ==========   ==========     ==========     ==========   ==========




                                                 MONTH         MONTH         MONTH
                                                 ENDED         ENDED         ENDED
                                                ---------    ---------     ---------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
         Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Accounts Receivable-Intercompany
Inventory, at cost
Prepaid expenses
Deposits
Other:
         Investment in Nichimen Joint Venture
         Investment in MMT of Tennessee
         Investment in MMT Federal Holdings
         Long Term Notes Receivable
         Restricted Cash Collateral Deposits


                                                ---------    ---------     ---------
TOTAL CURRENT ASSETS                                    0            0             0
                                                ---------    ---------     ---------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                ---------    ---------     ---------
NET PROPERTY, PLANT AND EQUIPMENT                       0            0             0
                                                ---------    ---------     ---------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
         10% OF "TOTAL ASSETS")
         Intangible Assets
         Less:  Accumulated Amortization
                                                ---------    ---------     ---------
TOTAL OTHER ASSETS                                      0            0             0
                                                ---------    ---------     ---------

TOTAL ASSETS                                            0            0             0
                                                =========    =========     =========

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98


                                                             FILING           MONTH             MONTH            MONTH
                                                              DATE            ENDED             ENDED            ENDED
                                                             12/3/97         12/31/97           1/31/98          2/28/98
                                                         ------------      ------------      ------------      ------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                                 5,260,000         7,000,000         7,000,000
Unsecured Debt-Intercompany Obligations due to cash
         transfers in Post Petition Operations                               (1,183,624)       (2,201,140)       (1,829,262)
Unsecured Debt-Obligations incurred in Post Petition
         Operations (See Form OPR-4)                                          3,076,569         1,960,397         2,092,200

                                                         ------------      ------------      ------------      ------------
TOTAL POST PETITION LIABILITIES                                     0         7,152,945         6,759,257         7,262,938

PRE PETITION INTERCOMPANY LIABILITIES                    (126,615,241)     (126,615,241)     (126,615,241)     (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                           11,151,728         9,342,638         9,165,259         9,144,426
TOTAL OTHER PRE PETITION LIABILITIES                      198,513,032       198,221,086       199,232,030       199,566,949
                                                         ------------      ------------      ------------      ------------

TOTAL LIABILITIES                                          83,049,519        88,101,428        88,541,305        89,359,072
                                                         ------------      ------------      ------------      ------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                            15,874,471        16,793,713        17,319,518        17,845,322
Common Stock                                                  237,810           237,810           237,810           237,810
Paid in Capital                                           170,893,690       170,893,690       170,893,690       170,893,690
Valuation Allowance                                             9,683            11,636               217             9,323
Dividends Paid                                             (4,343,230)       (5,262,472)       (5,788,277)       (6,314,081)
Treasury Stock                                             (1,251,319)       (1,251,319)       (1,251,319)       (1,251,319)
Deferred Compensation                                        (127,137)         (120,489)         (113,842)         (107,838)
Retained Earnings
         Through Filing Date                             (171,369,502)     (171,362,447)     (171,362,447)     (171,362,447)
         Post Filing Date                                  (4,636,335)       (7,460,375)       (9,450,089)      (11,221,130)


TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        9,924,466         5,303,787         2,474,975           500,371


                                                         ------------      ------------      ------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 92,973,985        93,405,215        91,016,280        89,859,443
                                                         ------------      ------------      ------------      ------------

                                                           92,973,985        93,405,215        91,016,280        89,859,443
                                                         ============      ============      ============      ============

                                                           MONTH
                                                           ENDED          MONTH     MONTH     MONTH
                                                         3/31/98          ENDED     ENDED     ENDED
                                                        ------------      -----     -----     -----
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                              7,000,000
Unsecured Debt-Intercompany Obligations due to cash
         transfers in Post Petition Operations            (3,038,101)
Unsecured Debt-Obligations incurred in Post Petition
         Operations (See Form OPR-4)                       2,468,346

                                                        ------------      -----     -----     -----
TOTAL POST PETITION LIABILITIES                            6,430,245          0         0         0

PRE PETITION INTERCOMPANY LIABILITIES                   (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                           9,123,593
TOTAL OTHER PRE PETITION LIABILITIES                     199,295,786
                                                        ------------      -----     -----     -----

TOTAL LIABILITIES                                         88,234,383          0         0         0
                                                        ------------      -----     -----     -----

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                           18,371,126
Common Stock                                                 237,810
Paid in Capital                                          170,893,690
Valuation Allowance                                            9,323
Dividends Paid                                            (6,839,885)
Treasury Stock                                            (1,251,319)
Deferred Compensation                                       (101,191)
Retained Earnings
         Through Filing Date
         Post Filing Date


TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      (1,264,023)         0         0         0


                                                        ------------      -----     -----     -----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                86,970,360          0         0         0
                                                        ------------      -----     -----     -----

                                                          86,970,360          0         0         0
                                                        ============      =====     =====     =====

                           SUMMARY OF ACCOUNTS RECEIVABLE             FORM OPR-3

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98



                                                                     0-30         31-60       61-90         OVER
                                                       TOTAL         DAYS          DAYS        DAYS        90 DAYS
                                                    ----------      -------      -------      -------      ---------

DATE OF FILING:  12/3/97                             1,094,993      818,022       66,192       42,053       168,726
                 Allowance for doubtful accounts      (150,000)                                            (150,000)
                                                    ----------      -------      -------      -------      --------
                                                       944,993      818,022       66,192       42,053        18,726
                                                    ==========      =======      =======      =======      ========

MONTH:           12/31/97                              891,484            8      680,697            0       210,779
                 Allowance for doubtful accounts             0
                                                    ----------      -------      -------      -------      -------
                                                       891,484            8      680,697            0       210,779
                                                    ==========      =======      =======      =======      ========

MONTH:           1/31/98                               451,441            0            9      240,654       210,778
                 Allowance for doubtful accounts             0
                                                    ----------      -------      -------      -------      -------
                                                       451,441            0            9      240,654       210,778
                                                    ==========      =======      =======      =======      ========

MONTH:           2/28/98                               392,839            0      (58,602)           8       451,433
                 Allowance for doubtful accounts             0
                                                    ----------      -------      -------      -------      --------
                                                       392,839            0      (58,602)           8       451,433
                                                    ==========      =======      =======      =======      ========

MONTH:           3/31/98                               830,839      438,009                   (58,602)      451,432
                 Allowance for doubtful accounts             0
                                                    ----------      -------      -------      -------      --------
                                                       830,839      438,009            0      (58,602)      451,432
                                                    ==========      =======      =======      =======      ========

MONTH:                                                       0
                 Allowance for doubtful accounts             0
                                                    ----------      -------      -------      -------      --------
                                                             0            0            0            0             0
                                                    ==========      =======      =======      =======      ========

MONTH:
                 Allowance for doubtful accounts
                                                    ----------      -------      -------      -------      --------
                                                             0            0            0            0             0
                                                    ==========      =======      =======      =======      ========

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                          MONTH ENDED:  3/31/98

                                                               DATE       DATE       TOTAL     0-30    31-60    61-90     OVER
                                                             INCURRED     DUE         DUE      DAYS     DAYS     DAYS    90 DAYS
                                                             --------   ------   ----------   ------   ------   ------   -------
TAXES PAYABLE

          Federal Income Taxes                                                        NONE
          FICA-Employer's Share                                                       NONE
          FICA-Employee's Share                                                       NONE
          Unemployment Tax                                                            NONE
          State Sales & Use Tax                                                       NONE
          State __________ Tax                                                        NONE
          Personal Property Tax                                                       NONE

                                                                                 ----------    ------   ------   ------   -------
TOTAL TAXES PAYABLE                                                                       0         0        0        0         0
                                                                                 ----------    ------   ------   ------   -------
-------------------

POST PETITION SECURED DEBT
DIP FINANCING
        Post petition advances-Morgens Waterfall Financing   3/20/98    12/31/99  7,000,000

ACCRUED INTEREST PAYABLE
          Post petition interest on Morgens Waterfall Financing

                                                                                 ----------    ------   ------   ------   -------
TOTAL POST PETITION SECURED DEBT                                                  7,000,000         0        0        0         0
--------------------------------                                                 ----------    ------   ------   ------   -------

POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
          Trade Accounts Payable (see attached schedules)                          872,747
          Payroll withholdings
          Accrued Payroll
          Accrued expenses-Estimated liability incurred, but not invoiced
               as of the end of the period and deferred obligations.             1,595,599


                                                                                 ----------    ------   ------   ------   -------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                              2,468,346         0        0        0         0
                                                                                 ----------    ------   ------   ------   -------

TOTAL ALL POST PETITION LIABILITIES                                               9,468,346         0        0        0         0
                                                                                 ==========    ======   ======   ======   =======

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98

                                                  PRE           POST         MONTH        MONTH        MONTH
                                                PETITION      PETITION       ENDED        ENDED        ENDED
                                                 12/3/97      12/31/97      1/31/98      2/28/98      3/31/98
                                                --------     ----------    ---------     --------     ---------

NET REVENUE (INCOME)                                          1,871,483            0                   438,373
                                                --------     ----------    ---------     --------     ---------

COST OF GOODS SOLD
        Salaries & wages                                      1,154,821      868,277      666,693      595,742
        Less:  Salaries & wages capitalized in fixed assets                        0
        Benefits                                                489,984      226,464      207,528      226,374
        Bad debt expense                                                           0
        Cost of goods sold                                    1,200,000      (20,833)                  20,833)
        Decontamination & disposal                                            18,888       18,888      18,888
        Disposal costs-secondary wastes                         145,779     (100,000)
        Financing costs                                         212,000        9,000
        Insurance                                                98,733       94,603       64,126       62,851
        Legal services                                                             0
        Materials                                               391,707       70,359     (289,672)      29,516
        Office expense & supplies                                   248       (7,193)      58,624       48,345
        Other                                                     4,393       57,436          416        3,162
        Outside services                                        369,073      143,619     (213,980)      83,245
        Professional services                                 1,073,857      (99,264)      60,575      111,138
        Rent-equipment                                           73,365        1,759       42,453       19,203
        Rent-office/buildings                                   260,103      307,269      102,221      (94,110)
        Supplies-processing                                                  (15,755)
        Taxes                                                    79,546       23,100       23,143       23,656
        Telephone                                               123,714       34,394       36,810       17,060
        Transportation                                            3,355       20,000      (10,055)
        Travel & entertainment                                   20,585       50,206       55,770       61,786
        Utilities                                               200,831        3,345       39,704      (16,525)
                                                --------     ----------    ---------     --------     ---------
TOTAL COST OF GOODS SOLD                               0      5,902,094    1,685,674      863,244     1,169,498
                                                --------     ----------    ---------     --------     ---------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES               0     (4,030,611)  (1,685,674)   (863,244)      (731,125)
                                                --------     ----------    ---------     --------     ---------

INTEREST EXPENSE                                                              90,855      90,960         71,976
DEPRECIATION AND AMORTIZATION                                   605,724      607,511     607,510        594,069
INCOME TAX EXPENSE (BENEFIT)                                                       0
REORGANIZATION EXPENSE                                                       440,000     428,000        343,147
OTHER (INCOME) EXPENSE                                                             0
(GAIN) LOSS ON SALE OF ASSETS                                                      0                     30,724
                                                --------     ----------    ---------    ---------     ---------

NET INCOME (LOSS)                                      0     (4,636,335)  (2,824,040)  (1,989,714)   (1,771,041)
                                                ========     ==========    =========    =========     =========


                                                               MONTH      MONTH      MONTH      MONTH
                                                               ENDED      ENDED      ENDED      ENDED
                                                               ------     ------     ------     ------

NET REVENUE (INCOME)
                                                               ------     ------     ------     ------

COST OF GOODS SOLD
        Salaries & wages
        Less:  Salaries & wages capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities
                                                               ------     ------     ------     ------
TOTAL COST OF GOODS SOLD                                            0          0          0          0
                                                               ------     ------     ------     ------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES                            0          0          0          0
                                                               ------     ------     ------     ------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                               ------     ------     ------     ------

NET INCOME (LOSS)                                                   0          0          0          0
                                                               ======     ======     ======     ======

                       SUMMARY OF SOURCES AND USES OF CASH            FORM OPR-6

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98

                                                                                             TOTAL
                                                              PRE            POST            MONTH            MONTH        MONTH
                                                            PETITION        PETITION         ENDED            ENDED        ENDED
                                                            12/1-12/2      12/3-12/31       12/31/97         1/31/98      2/28/98
                                                          -----------     -----------     -----------     -----------   -----------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                        (4,636,335)     (4,636,335)     (2,824,040)   (1,989,714)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                          605,724         605,724         607,510       607,508
         Decrease (Increase)-Accounts Receivable                             (123,304)       (123,304)        429,050        98,866
         Decrease (Increase)-Inventories                                    1,199,550       1,199,550               0             0
         Decrease (Increase)-Prepaid Expenses                                (282,112)       (282,112)       (171,034)     (335,276)
         Decrease (Increase)-Other Assets                                      13,596          13,596         (95,902)      (33,519)
         Increase (Decrease)-Pre Petition Liabilities                        (291,946)       (291,946)      1,010,944       334,919
         Increase (Decrease)-Post Petition Liabilities                      1,892,945       1,892,945      (2,133,688)      503,681
         Increase (Decrease)-Deferred Revenue                              (1,809,090)     (1,809,090)       (177,379)      (20,833)

                                                          -----------     -----------     -----------     -----------    ----------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                    0      (3,430,972)     (3,430,972)     (3,354,539)     (834,368)
                                                          -----------     -----------     -----------     -----------    ----------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                                 (25,146)        (25,146)       (140,860)      (61,915)
         Sale of Net Fixed Assets
                                                          -----------     -----------     -----------     -----------    ----------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                    0         (25,146)        (25,146)       (140,860)      (61,915)
                                                          -----------     -----------     -----------     -----------    ----------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                             5,260,000        5,260,000       1,740,000             0
         Increase (Decrease)-Shareholder Valuations                           15,656           15,656          (4,772)       15,110

         Purchase of Treasury Stock-Preferred Shares

                                                          -----------     -----------     -----------     -----------    ----------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                    0       5,275,656       5,275,656       1,735,228        15,110
                                                          -----------     -----------     -----------     -----------    ----------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                0       1,819,538       1,819,538      (1,760,171)     (881,173)

Cash and Cash Equivalents at Beginning of Period                            4,893,869       4,893,869       6,713,407     4,953,236
                                                          -----------     -----------     -----------     -----------    ----------


Cash and Cash Equivalents at End of Period                          0       6,713,407       6,713,407       4,953,236     4,072,063
                                                          ===========     ===========     ===========     ===========    ==========



                                                             MONTH
                                                             ENDED           MONTH           MONTH
                                                            3/31/98          ENDED           ENDED
                                                          -----------     -----------     -----------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                        (1,771,041)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:                              23,930
         Depreciation & Amortization                          570,139         594,069
         Decrease (Increase)-Accounts Receivable             (431,963)
         Decrease (Increase)-Inventories                            0
         Decrease (Increase)-Prepaid Expenses                (215,154)
         Decrease (Increase)-Other Assets                    (558,244)
         Increase (Decrease)-Pre Petition Liabilities        (271,163)
         Increase (Decrease)-Post Petition Liabilities       (832,693)
         Increase (Decrease)-Deferred Revenue                 (20,833)

                                                          -----------     -----------     -----------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES           (3,530,952)        617,999               0
                                                          -----------     -----------     -----------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                 (73,286)
         Sale of Net Fixed Assets
                                                          -----------     -----------     -----------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES              (73,286)              0               0
                                                          -----------     -----------     -----------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                      0
         Increase (Decrease)-Shareholder Valuations             6,647

         Purchase of Treasury Stock-Preferred Shares

                                                           -----------     -----------     -----------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                 6,647               0               0
                                                           -----------     -----------     -----------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS        (3,597,591)        617,999               0

Cash and Cash Equivalents at Beginning of Period             4,072,063         474,472       1,092,471
                                                           -----------     -----------     -----------


Cash and Cash Equivalents at End of Period                     474,472       1,092,471       1,092,471
                                                           ===========     ===========     ===========

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98



                                                                          PAGE 1


1.   PAYROLL
           State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                                     DATE             WAGES PAID         TAXES WITHHELD
          EXECUTIVE                                             PAID         GROSS       NET        DUE        PAID
          -----------------                                 -------------   -------    -------     ------     --------
          H. W. Arrowsmith, VP Nuclear Sales & Marketing    3/6 & 3/20/98    17,308     9,996      5,439       5,439
          Eugene Berman, VP, Regul, Legal, & Extern Aff     3/6 & 3/20/98    14,011     7,831      5,385       5,385
          F. Gordon Bitter, CEO & CFO, Director             3/6 & 3/20/98    29,126    15,911     13,110      13,110
          Steven Brien, VP, Chemical Sales & Marketing      3/6 & 3/20/98    12,308     7,109      4,325       4,325
          Victor E. Gatto, Jr., VP, Government Markets      3/6 & 3/20/98    13,862    12,309      1,415       1,415
          David Hoey, V,P Business Development              3/6 & 3/20/98    13,165     8,470      4,560       4,560
          F. James Howie, III, VP, Procurement              3/6 & 3/20/98    11,097     7,286      3,681       3,681
          Ethan E. Jacks, VP, General Counsel, Secretary    3/6 & 3/20/98    13,551     8,465      4,802       4,802
          James E. Johnston, VP, Technical Development      3/6 & 3/20/98    10,551     6,104      3,365       3,365
          Christopher Nagel, Chief Technology Officer       3/6 & 3/20/98    11,538     6,488      3,995       3,995
          Kathy Santoro, VP, Human Resources                3/6 & 3/20/98     4,339     1,411      2,928       2,928
          Charles W. Shaver, President & COO, Director      3/6 & 3/20/98    20,472    11,743      7,684       7,684

                                                                            -------   -------     ------      -------

          TOTAL EXECUTIVE PAYROLL                                           171,328   103,123     60,689       60,689
                                                                            =======   =======     ======       =======



2.  INSURANCE

         Is Workers' Compensation and other insurance in effect?     Yes
                                                                     ---
         Are payments current?                                       Yes
                                                                     ---

         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                        DATE
                                                       COVERAGE     POLICY   EXPIRATION   PREMIUM    COVERAGE
TYPE                  CARRIER NAME                      AMOUNT      NUMBER     DATE        AMOUNT    PAID THRU
--------------------------------------------------------------------------------------------------------------


                      SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                           MONTH ENDED: 3/31/98



                                                                          PAGE 2

3.  BANK ACCOUNTS

                                           MMT             MMT             MMT        ALEX       OPPEN-     ESCROW AT
                                         OPERATING      PAYROLL         PAYROLL       BROWN      HEIMER        ROPES       TOTAL
                                         ----------    ----------    -----------    ---------   ----------   ----------  ----------
                                                                                       ALEX       OPPEN-      ROPES &
BANK NAME                                U.S. TRUST    U.S. TRUST    NATIONSBANK      BROWN       HEIMER      GRAY

ACCOUNT NUMBER                           1100937836    1100937844     3001270655    210-71007    033-82238


BEGINNING BOOK BALANCE                    1,188,914        31,396                       6,543     2,676,006    169,204   4,072,063

PLUS:     Deposits-Collections of A/R                                                                                            0
          Other Receipts                     42,432                                                                         42,432
          Loan Advances                                                                                                          0
                                                                                                                                 0
LESS:     Disbursements                  (4,355,921)                                                          (169,204)  (4,525,125)
          Payroll                                         (31,396)      (703,713)                                          (735,109)
          Returned Checks                                                                                                         0
          Loan Repayments                                                                                                         0
                                                                                                                                  0
OTHER:    Adjustments                          (527)                                                                           (527)
          Transfers In (Out)              2,900,638                      720,100                (2,000,000)               1,620,738
                                                                                                                                  0
                                         ----------    ----------    -----------    ---------   ----------   ----------  ----------

ENDING BOOK BALANCE                        (224,464)            0         16,387        6,543      676,006            0     474,472
                                         ==========    ==========    ===========     ========    =========    =========  ===========


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

          Payments To/On                             Amount    Date     Check #
          --------------                            -------    ----     -------
          PROFESSIONALS (ATTORNEYS,
          ACCOUNTANTS, ETC.):

                                                     NONE





                                                    ======
                                                         0
                                                    ======

          PRE-PETITION DEBTS


                                                    ======
          TOTAL PAYMENTS OF PRE-PETITION DEBTS           0
                                                    ======